                                                                    EXHIBIT 10.5

                                PLEDGE AGREEMENT
                                ----------------


     Pledge Agreement, dated February 14, 1996, made by Fletcher Spaght, Inc., a Massachusetts corporation ("Pledgor"), to Nitinol Medical Technologies, Inc., a Delaware corporation ("Pledgee").

     Whereas Pledgor, Pledgee, a wholly owned subsidiary of Pledgor ("InnerVentions") and a wholly owned subsidiary of Pledgee ("Merger Sub") are party to an Agreement and Plan of Merger (the "Agreement"), dated the date hereof, pursuant to which InnerVentions is merged into and with Merger Sub. All capitalised terms used, but not defined herein shall have the respective meanings attributed thereto in the Agreement;

     Whereas Pledgor has certain limited recourse indemnity obligations to Pledgee under Section 8 of the Agreement, which obligations are to be secured by the collateral pledged pursuant to the terms of this Pledge Agreement;

     In consideration of the premises, the mutual covenants, terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby covenants and agrees as follows:

     Section  1.  Hypothecation and Pledge of Stock and Warrants; Grant of
                  --------------------------------------------------------
Security Interest.  To secure the payment and performance of the obligations of
- ------------------
Pledgor to Pledgee under Section 8 of the Agreement and under this Pledge Agreement (collectively, the "Obligations"), Pledgor hereby hypothecates, pledges, assigns, transfers, sets over, delivers and grants to Pledgee a continuing first priority security interest in the shares of the Parent Common Stock owned by Pledgor evidenced by the certificates listed on Schedule A and the Common Stock Purchase Warrants owned by the Pledgor (the "Pledged Securities"), together with all additions thereto, substitutions and replacements therefor and Proceeds (hereinafter defined) of all of the foregoing (the "Pledged Collateral"), and Pledgor shall simultaneously herewith deliver to Pledgee, in form transferable by delivery, the certificates representing the Pledged Securities, accompanied by stock powers duly executed in blank, to be held by Pledgee, as security as aforesaid.

     As used herein, the term "Proceeds" shall have the meaning assigned to it under Article 9 of the Uniform Commercial Code as in effect in the State of Delaware as the same may be amended from time to time (the "UCC") and, to the extent not otherwise included, shall include, but not be limited to, (i) any and all proceeds of any causes and rights of action or settlements thereof payable to Pledgor from time to time with respect to the Pledged Collateral, and (ii) any and all other amounts from time to time paid or payable under or in connection with the Pledged Collateral, and shall also include, without limitation, any cash, other stock or property received in exchange or in substitution for or by the exercise of any of the Pledged Securities, distributions which may be made on, or distributed in consequence of the ownership of the Pledged Securities, instruments or distributions of any kind issuable, issued or received upon conversion of, in respect of, or in exchange for any of the Pledged

Securities, including, without limitation, those arising from a dividend, split, reclassification, reorganization, merger, consolidation, sale of assets, or other exchange of securities or any dividends or other distributions, warrants, options or other rights of any kind upon or with respect to the Pledged Securities.

     If, after receipt of any payment under Section 8 of the Agreement, Pledgee is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, this Pledge Agreement shall continue in full force notwithstanding any contrary action which may have been taken by Pledgee in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Pledgee's rights under this Pledge Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable. Pledgor hereby agrees to take any actions necessary to effect the foregoing, including without limitation, redelivery to Pledgee, in form transferable by delivery, the certificates and/or documents representing the Pledged Securities, accompanied by the requisite transfer documents for the Pledged Securities, duly executed in blank, to be held by Pledgee, as security as aforesaid.

     Section 2.  Representations and Warranties.  Pledgor hereby represents and
                 -------------------------------
warrants to Pledgee that:

     (a) Except for the security interest granted to Pledgee pursuant to this Pledge Agreement, Pledgor is the holder of record and sole beneficial owner of the Pledged Securities, having good and valid title thereto, free and clear of any and all liens, pledges, mortgages, hypothecation, claims, encumbrances, security interests, attachments, charges or rights of others ("Liens").

     (b) The security interest granted to Pledgee pursuant to this Pledge Agreement constitutes and creates a valid and continuing and first perfected Lien on and first security interest in the Pledged Collateral in favor of Pledgee superior to and prior to the rights of all parties, and no other Lien or security interest in and to the Pledged Collateral exists.

     (c) This Pledge Agreement constitutes the valid and binding agreement of Pledgor enforceable against Pledgor in accordance with its terms.

     (d) Pledgor has full power and authority to execute, deliver and perform this Pledge Agreement and to pledge and assign the Pledged Collateral and has taken all action required by law or otherwise to authorize the delivery and performance of this Pledge Agreement in accordance with its terms.

     (e) The Pledged Securities (other than the Common Stock Purchase Warrants) delivered to Pledgee pursuant to this Pledge Agreement are duly authorized, validly issued, fully paid and non-assessable.

     (f) The execution, delivery and performance by Pledgor of the Agreement and this Pledge Agreement do not and will not (i) contravene its certificate of incorporation or by-laws, (ii) violate any law, statute or regulation or any order or decree of any court or governmental authority, (iii) conflict with or result in a breach of, or constitute a default under, or result in or permit the termination or acceleration of any contractual obligation of Pledgor, or (iv) result in the creation or imposition of any Lien upon any of the property of Pledgor other than in favor of Pledgee.

     (g) No consent, approval, authorization or other order of any person and no order, consent, permit, license, authorization, approval, validation of, exemption by, notice to or registration, recording, filing or declaration with or other action by, any governmental or public authority or regulatory body is required to be made or obtained by Pledgor either (i) for the pledge of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by Pledgor, or (ii) for the exercise by Pledgee of the rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement, other than compliance with applicable securities laws.

     Section 3.  Covenants and Agreements.
                 -------------------------

     (a) Pledgor shall defend Pledgee's right, title and security interest in and to the Pledged Collateral against all claims and demands of all persons (other than Pledgee) at any time claiming the same or any interest therein and will have like title to and right to pledge any other property at any time hereafter constituting Pledged Collateral and will likewise defend the right thereto and security interest therein of Pledgee.

     (b) At any time and from time to time, upon the request of Pledgee and at the sole expense of Pledgor, Pledgor will promptly execute, deliver, file and record any and all such further instruments, documents, deeds and instruments and will cause such opinions of counsel to be delivered and will take such further action as may be deemed necessary or desirable in the reasonable judgment of Pledgee to obtain, maintain, perfect and enforce the security interest granted hereby and the rights, remedies and powers hereunder, including, without limitation, the provision of instruments and documents reasonably necessary to perfect the security interest granted hereby under
Article 9 of the UCC, and the execution and delivery of one or more proxies and powers of attorney (in addition to those granted herein). In connection herewith, Pledgee is hereby irrevocably authorized and empowered as Pledgor's attorney-in-fact, at its option (but without any obligation of Pledgee to do so), to make all other filings (including the filing of financing and continuation statements) and to give all other notices as it shall deem necessary with respect to the Pledged Collateral, all of which may be done with or without the signature of Pledgor. Pledgor agrees that the foregoing power constitutes a power coupled with an interest which shall survive until all of the Obligations are fully satisfied. Pledgor and Pledgor agrees to cooperate, promptly making, or causing to be made, any filings which are necessary to permit Pledgee to enforce its rights hereunder. Pledgor agrees that a carbon, photographic or other reproduction of this Pledge Agreement is sufficient as a financing statement. Pledgor agrees to reimburse Pledgee on demand for any expenses incurred by Pledgee in connection with such matters and the fees and expenses of Pledgee's counsel in connection with the preparation and closing hereof and further services (including collection activity) in connection herewith; until such reimbursement, all such expenses shall be a part of the Obligations.

     (c) Pledgor will not sell, encumber, transfer or otherwise dispose of or hypothecate the Pledged Collateral or any portion thereof or sign, file or authorize the signing or filing of any document effecting such act, except in favor of Pledgee pursuant hereto, including, without limitation, any shareholder or membership agreements, voting agreements, voting trust agreements, trust agreements, trust deeds, irrevocable proxies or any other similar agreements or instruments. Notwithstanding the foregoing, the Pledgor may transfer its interest in the Pledged Collateral; provided, that prior to any proposed transfer, the Pledgor shall deliver to Pledgee a writing, in form and substance satisfactory to the Pledgee and its counsel, pursuant to which each transferee shall acknowledge the first priority of Pledgee's security interest in the Pledged Collateral and shall agree to comply with the provisions of this Agreement.

     (d) Pledgor will at all times maintain, or cause to be maintained, accurate books and records with respect to the Pledged Collateral. Pledgee is hereby given the right to inspect, audit and copy the books and records of Pledgor relating to the Pledged Collateral at such reasonable times as Pledgee may desire.

     (e) Pledgor will notify Pledgee of any change in Pledgor's mailing address, and of any material change in any fact or circumstance warranted or represented by Pledgor in this Pledge Agreement or otherwise furnished to Pledgee, or if any Event of Default (hereinafter defined) occurs, prior to or immediately following the occurrence thereof.

     (f) Pursuant to this Pledge Agreement, Pledgor shall have transferred possession of all instruments, securities and documents which are part of the Pledged Collateral, appropriately endorsed to Pledgee's order, or with appropriate powers. Regardless of the form of such endorsement, Pledgor hereby waives presentment, demand, notice of dishonor, protest, and notice of protest, and all other notices with respect to any of the foregoing which would otherwise require the same.

     (g) Pledgor will not sign or file or authorize the signing or filing of any document or instrument creating or perfecting any security interest, lien or other encumbrance in all or part of the Pledged Collateral, except in favor of Pledgee as required hereby.

     (h) With respect to the Pledged Collateral, Pledgee shall not be under any duty to present, send or file any claim or notices, perform any services, exercise any rights of collection, enforcement, conversion or exchange, vote, pay for any insurance, or pay any taxes or other charges, make any demand, or make any inquiry as to the nature or sufficiency of any payment received by it, or take any action of any kind in connection with the management thereof, and its only duty with respect thereto shall be to use reasonable care in the custody and preservation of the Pledged Collateral while the Pledged Collateral is in its actual possession, which shall not include any steps necessary to preserve rights against prior or third parties.

     (i) Pledgor will, upon Pledgee's request, do, file, record, make, execute and deliver all such acts, deeds, things notices and instruments as may be reasonably necessary or desirable to vest in and assure to Pledgee a continuing first priority security interest in and to the Pledged Collateral and the enforcement of, and giving effect to, the rights, remedies and powers hereunder, (including, without limitation, upon the exercise of the Common Stock Purchase Warrants(or any part thereof) deliver the certificates for any Parent Common Stock issued as a result of such exercise to Pledgee, together with stock powers in blank, duly executed, and any outstanding Common Stock Purchase Warrants).

     (j) In the event that all or any part of the securities constituting the Pledged Collateral are lost, destroyed or wrongfully taken while such securities are in the possession of Pledgee, Pledgor agrees that it will cause the issuance of new securities in place of the lost, destroyed or wrongfully taken securities upon request therefor by Pledgee without the necessity of the provision by Pledgee of any indemnity bond or other security, other than Pledgee's agreement of indemnity, in form and substance reasonably satisfactory to Pledgor and its counsel, therefor.

     (k) Any additions to, accumulations of, substitutions for, and proceeds of the Pledged Collateral in any form whatsoever which shall come into the possession of Pledgor shall be held in trust for Pledgee, and, upon receipt thereof, shall be promptly delivered to Pledgee in the form received together with such stock powers or other documents as Pledgee shall request in connection therewith.

     (l) Pledgee, may at any time, and from time to time, extend the time of payment or performance or renew, in whole or in part, any of, or modify, compromise, waive, supplement or otherwise change in any way, the Obligations for such time or times as Pledgee may determine and all of the provisions and authorizations contained herein shall continue to remain in full force and effect.

     (m) The security interest granted hereby constitutes and shall at all times constitute a continuing first priority security interest in the Pledged Collateral.

     Section 4.  Defaults.  The following events shall be an "Events of Default"
                 ---------
hereunder:

     (a) The security interest granted hereby shall cease to be a perfected first priority security interest as provided herein;

     (b) the failure by the Pledgor to perform its obligations to indemnify Pledgee under Section 8.1 of the Agreement; or

     (c) The failure by Pledgor to perform or observe any covenant or agreement herein for thirty (30) days after receipt by Pledgor of notice of such default from Pledgee.

     Section 5.  Rights and Powers of Pledgee on Default.
                 ----------------------------------------

     (a) In General.  After the occurrence of an Event of Default, or at any
         ----------
time thereafter during the continuance thereof, Pledgee may proceed to enforce all of its rights, powers and remedies hereunder in the Agreement or by law, including, without limitation, all rights and remedies of a secured party of a debtor in default under the UCC, by suit in equity, action at law and/or other appropriate proceedings, whether for payment or the specific performance of any covenant or agreement contained in this Pledge Agreement. Without limiting the foregoing, Pledgee may, in its discretion (without any duty or obligation to do so):

     (i) endorse as Pledgor's agent any instruments or securities pertaining to the Pledged Collateral;

     (ii) take control of Proceeds, including, if any, securities received as dividends or by reason of splits, and use cash Proceeds to reduce any part of the Obligations;

     (iii) take any action Pledgor is required to take or any other necessary action to obtain, preserve and enforce this Pledge Agreement, and maintain and preserve the Pledged Collateral, without notice to Pledgor, and add the costs of same to the Obligations;

     (iv) release the Pledged Collateral in its possession to Pledgor, temporarily or otherwise;

     (v) take control of funds generated by the Pledged Collateral, such as cash dividends and use the same to reduce any part of the Obligations;

     (vi) vote any securities (whether or not transferred into the name of Pledgee) which is part of the Pledged Collateral and give consents, waivers and ratifications in respect of such securities and otherwise act with respect thereto as though it were the outright owner thereof;

     (vii) exercise all other rights which an owner of such Pledged Collateral may exercise; and

     (viii) transfer any of the Pledged Collateral or evidence thereof into its own name or that of its nominee and receive the Proceeds therefrom and hold the same as security for the Obligations, or apply the same thereto.

     After the occurrence of an Event of Default, or at any time thereafter during the continuance thereof, Pledgee may, but shall be under no duty or obligation to, demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize upon the Pledged Collateral, in its own name or in the name of Pledgor, as Pledgee may determine. The cost of such collection and enforcement, including attorneys' fees and expenses, shall be borne by Pledgor, whether the same is incurred by Pledgee, or an agent or representative thereof, or by Pledgor. If paid by Pledgee, such payment shall become a part of the Obligations. The foregoing rights and powers of Pledgee shall be in addition to, and not a limitation upon, any rights and powers of Pledgee given by law, custom, elsewhere by this Pledge Agreement or otherwise.

     (b) Power of Sale; Enforcement.  In case an Event of Default shall have
         ---------------------------
occurred and be continuing, Pledgee, personally or by agents or representatives,

     (i) may to the extent permitted by law, including any federal or state laws governing the sales of securities, grant options to purchase, sell at one or more sales, all or any part of the Pledged Collateral, such sale or other disposition to be made at the discretion of Pledgee at one or more private sales or to the highest bidder at public auction at such place or places, at such time or times, and upon such terms, including, without limitation, credit, as Pledgee may fix and briefly specify in the notice of sale or other disposition to be given as herein provided or as may be required by law;

     (ii) may proceed to protect and enforce the rights of Pledgee under this Pledge Agreement by suit, whether for specific performance of any covenant herein contained, or in aid of the execution of any power herein granted, or for the foreclosure of or other realization upon the security interest provided in this Pledge Agreement and the sale of the Pledged Collateral under the judgment or decree of a court of competent jurisdiction, or for the enforcement of any other right, as Pledgee in its sole discretion shall determine; and

     (iii) may exercise any and all of the rights and remedies provided by the UCC as well as all other rights and remedies possessed by Pledgee under this Pledge Agreement, at law, in equity or otherwise.

     (c) Notice of Sale or other Disposition.  If notice of any sale or other
         ------------------------------------
disposition of all or any part of the Pledged Collateral is required by law to be given, Pledgor agrees that a notice sent to it at least 10 days before the time of any intended public sale or of the time after which any private sale or other disposition of the Pledged Collateral is to be made, shall be reasonable notice of such sale or other disposition.

     (d) Delivery to Purchaser.  Upon the completion of any sale or other
         ----------------------
disposition of all or any part of the Pledged Collateral under this paragraph 5, full title and right of possession to such Pledged Collateral shall pass to such purchaser or purchasers forthwith upon the completion of such sale without any action required on the part of Pledgor. Nevertheless, if so requested by Pledgee or by any purchaser, Pledgor shall confirm any such sale or transfer by executing and delivering to such purchaser all proper instruments of conveyance and transfer and releases as may be designated in any such request. Every such sale or other disposition shall operate to divest all right, title, interest, claim and demand whatsoever of Pledgor of, in and to the Pledged Collateral so sold or disposed of and shall be a perpetual bar, both at law and in equity, against Pledgor, all persons claiming the Pledged

Collateral sold or disposed of, or any parts thereof, through Pledgor, and their successors and assigns.

     (e) Application of Proceeds.  The proceeds of any sale of the Pledged
         ------------------------
Collateral or any part thereof under this Section 5, together with any other sums then held by Pledgee as part of the Pledged Collateral, shall be applied in the manner set forth in Article 9 of the UCC.

     (f) Pledgee May Purchase; Purchaser May Apply Obligations Toward Purchase.
         ----------------------------------------------------------------------
At any sale or other disposition hereunder, Pledgee may bid for and purchase the Pledged Collateral offered for sale, and, upon compliance with the terms of sale or other disposition, may hold, retain and dispose of such Pledged Collateral without further accountability therefor. Any such purchaser at any sale or other disposition hereunder shall be entitled, for the purpose of making payment for the Pledged Collateral purchased, to apply any part of the Obligations due and payable to it as a credit against the purchase price of such Pledged Collateral.

     (g) Waiver of Appraisement, etc., Laws.  Pledgor agrees, to the fullest
         -----------------------------------
extent that it may lawfully so agree, that neither it nor anyone claiming from, through or under it, will claim, seek or take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in order to prevent, hinder or delay the enforcement or foreclosure of this Pledge Agreement, or the absolute sale or other disposition of the Pledged Collateral or any part thereof, or the final and absolute taking of possession thereof, immediately after such sale or other disposition, by the purchaser thereof. Pledgor, for itself and all who may at any time claim from, through or under it, hereby waives, to the fullest extent that it may lawfully do so, the benefit of all such laws, and any and all right to have any of the property comprising the Pledged Collateral marshalled upon any such sale, and agrees that Pledgee or any court having jurisdiction to foreclose the security interest granted herein may sell the Pledged Collateral as an entirety or in such parcels as Pledgee may determine.

     (h) Registration.  Upon the occurrence of an Event of Default, or at any
         -------------
time thereafter during the continuance thereof, any or all shares of capital stock constituting the Pledged Collateral may be registered in the name of Pledgee or its nominee, as Pledgee shall, in its discretion, decide. Pledgee or such nominee, in its sole discretion, may thereafter, without notice, exercise all voting and other shareholder rights at any meetings thereof, and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Collateral as if Pledgee or such nominee were the absolute owner thereof, including, without limitation, the right to exchange, at Pledgee's or such nominee's discretion, any and all of the Pledged Collateral. In connection therewith, Pledgee or such nominee may deposit and deliver any or all of the capital stock constituting the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Pledgee or its nominee may determine, all without liability, except to account for property actually received by it, but Pledgee or its nominee shall have no obligation or duty to exercise any of the aforesaid rights, privileges or options, and shall not be responsible for any failure to do so or delay in so doing.

If, at any time when Pledgee shall determine to exercise its right to sell all or any part of the Pledged Collateral pursuant to Section 5 hereof, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, Pledgee may, in its sole and absolute discretion, sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Pledgor understands that compliance with applicable federal and state securities laws may very strictly limit the course of conduct of Pledgee if Pledgee were to attempt to dispose of all or any part of the Pledged Collateral, and may also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral may dispose of the same. Accordingly, Pledgor hereby agrees that the private sale or other private disposition of the Pledged Collateral consisting of securities shall be commercially reasonable notwithstanding the possibility that a substantially higher price might be realized if such sale or other disposition were public and deferred until after registration under such federal and state securities laws. Without limiting the generality of the foregoing, in any such event Pledgee, in its sole and absolute discretion, may approach and negotiate with a single possible purchaser to effect such sale and may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof.

     Section 6.  Voting and Other Rights.  Unless and until an Event of Default
                 ------------------------
shall occur hereunder, Pledgor shall be entitled to vote the securities constituting the Pledged Collateral and to give consents, waivers and ratifications in respect of such securities, provided, however, that Pledgor shall not take any action which would be inconsistent with, or violate any provision of, this Pledge Agreement. Upon the occurrence of an Event of Default, and at all times thereafter during the continuance thereof, Pledgee shall have the right to vote such shares and to give consents, waivers and ratifications with respect thereto pursuant to paragraph 5 hereof.

     Section 7.  No Segregation of Moneys; No Interest.  No moneys received by
                 --------------------------------------
Pledgee need be segregated in any manner except to the extent required by law, and any such moneys may be deposited under such general conditions as may be prescribed by law applicable to Pledgee, and Pledgee shall not be liable for any interest thereon.

     Section 8.  Notices.  Except as otherwise specifically provided herein, all
                 --------
notices, requests, consents, demands, waivers and other communications hereunder and all statements, reports, documents, certificates and papers to be delivered hereunder shall be given to the respective parties hereto in writing to the address set forth herein under the signature line of such party and in the manner set forth in the Funding Agreement between Pledgor and Pledgee.

     Section 9.  Assignment.  Pledgee may assign or otherwise transfer this
                 -----------
Pledge Agreement or any interest herein, and any instrument evidencing all or any of the Obligations, and any agreement relating thereto, and Pledgee shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect thereto, all without prejudice to the retention by Pledgee of all rights and powers hereby given with respect to any and all Pledged Collateral, instruments, rights or property not so transferred.

     Section 10.  Severability.  Whenever possible, each provision of this
                  -------------
Pledge Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under the applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

     Section 11.  Paragraph Titles.  The paragraph titles contained in this
                  -----------------
Pledge Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.

     Section 12.  Waiver.  Pledgee's failure, at any time or times hereafter, to
                  -------
require strict compliance with or performance by Pledgor of any provision of this Pledge Agreement or to fail to exercise, or delay in exercising any right or remedy hereunder, shall not waive, affect or diminish any right of Pledgee thereafter to demand strict compliance therewith and performance thereby. Any suspension or waiver by Pledgee of an Event of Default under this Pledge Agreement shall not suspend, waive or affect any other Event of Default under this Pledge Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representation of Pledgor contained in this Pledge Agreement, and no Event of Default by Pledgor under this Pledge Agreement shall be deemed to have been suspended or waived by Pledgee unless such suspension or waiver is in writing and signed by an authorized officer of Pledgee, specifying such suspension or waiver. This Pledge Agreement may not be modified or amended except in a written agreement signed by Pledgor and Pledgee.

     Section 13.  Waiver; Consent to Amendments.  The liability of Pledgor
                  -----------------------------
hereunder and with respect to the Pledged Collateral shall be in no way affected or impaired by any waiver, amendment, extension or other modification of the Guaranty or by any acceptance by Pledgee of any direct or indirect security for any indebtedness, liability or obligation of Pledgor to Pledgee, or by any failure, delay, neglect or omission by Pledgee to realize upon or perfect any such security, indebtedness, liability or obligation, or by any direct or indirect collateral security therefor, or by the bankruptcy, reorganization or insolvency of, or by any other proceeding for the relief of debtors commenced against, Pledgor, or any other person or entity, or by any other reason whatsoever.

     Section 14.  Rights Cumulative.  The rights and remedies of Pledgee under
                  ------------------
the Guaranty and this Pledge Agreement shall be cumulative and not exclusive of any rights or remedies which they would otherwise have, and no failure or delay by Pledgee in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

     Section 15.  Power of Attorney.  Pledgor hereby makes, constitutes and
                  ------------------
appoints Pledgee as its true and lawful attorney-in-fact in its name, place and stead in any way, and to do any act, which Pledgor could so do or act, with respect to the following matters, with full and unqualified authority to delegate any and all of the following powers to any person or persons whom Pledgee shall select to do the following acts as Pledgor's attorney-in-fact:

     To take in its own name or in the name of Pledgor, all action which Pledgee may deem necessary or desirable to perfect or otherwise protect, perfect and maintain the Liens created under, and to obtain the benefits of, this Pledge Agreement, and to otherwise protect and preserve the Pledged Collateral, including, without limitation, the signing of any UCC or other type of financing statements, any security agreements, mortgages, deeds of trust and amendments to any of the foregoing; to endorse any notes, checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Pledged Collateral that may come into possession of Pledgee; to execute and deliver all agreements, instruments, papers, certificates, powers and other documents and chattel paper relating to the Pledged Collateral; to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Pledged Collateral; to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Pledged Collateral; to execute any proof of claim, subrogation receipt and any other document required by any insurance company as a condition to or otherwise in connection with payment under any policy of insurance; to cancel, assign or surrender any such policies; and, generally, to do, at the option of Pledgee and at the expense of Pledgor, at any time, or from time to time, all acts and things which Pledgee deems necessary to protect, preserve and realize upon the Pledged Collateral and Pledgee's Lien thereon in order to effect the intent of this Pledge Agreement, all as fully and effectually as Pledgor might or could do; and Pledgor hereby ratifies all that Pledgee shall lawfully do or cause to be done by virtue hereof.

     This power of attorney is a power coupled with an interest and irrevocable for as long as any of the Obligations shall be outstanding.

     Section 16.  Governing Law.   THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY
                  ---------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

     IN WITNESS WHEREOF, Pledgor has caused this Pledge Agreement to be duly executed on the day and year first above written.


                                    FLETCHER SPAGHT, INC.



                                    By: /s/R. John Fletcher
                                       --------------------------------
                                    Its: Chairman

                                    Address:  222 Berkeley Street
                                           Boston, MA  02116-3761


Accepted:

NITINOL MEDICAL TECHNOLOGIES, INC.



By: /s/Thomas M. Tully
   ------------------------------
 Name: Thomas Tully
 Title: President and Chief Executive Officer

 Address:  263 Summer Street, 7th Floor
           Boston, MA   02210-1503













                     [SIGNATURE PAGE FOR PLEDGE AGREEMENT]